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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 April 29, 2003
                                  ------------
                Date of Report (Date of earliest event reported)

                               WMS INDUSTRIES INC.

--------------------------------------------------------------------------------

(Exact name of registrant as specified in its charter)

          Delaware                        1-8300                 36-2814522
     -------------------              ----------------         ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                           800 South Northpoint Blvd.
                               Waukegan, IL 60085
                    (Address of principal executive offices)

                                 (847) 785-3000

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

     (a)      Financial statements of business acquired. Not applicable.

     (b)      Pro forma financial information. Not applicable.

     (c) Exhibits. The exhibits listed below are being furnished with this Form 8-K.

              Exhibit 99.1 Press Release dated as of April 29, 2003 entitled "WMS Industries Reports Third Quarter Results."

              Exhibit 99.2         Transcript of Conference Call of April 29,
                                   2003.


Item 9. Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information (including any exhibits attached to this Current Report on Form 8-K) is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 29, 2003, WMS Industries Inc. issued a press release announcing its results for the fiscal quarter ended March 31, 2003. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The transcript of the conference call of April 29, 2003 is attached to this Current Report on Form 8-K as Exhibit 99.2.

         The information in this report, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by WMS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WMS Industries Inc.


Date:    May 1, 2003                       By:      /s/ Scott D. Schweinfurth
                                                    -------------------------
                                           Scott D. Schweinfurth
                                           Chief Financial Officer,
                                           Executive Vice President and
                                           Treasurer


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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED APRIL 29, 2003

Exhibit           Description
-------           -----------

99.1 Press Release dated as of April 29, 2003 entitled "WMS Industries Reports Third Quarter Results."

99.2              Transcript of Conference Call of April 29, 2003.